Trade and other payables	12 Months Ended
Jun. 30, 2021
Trade and other payables
18. Trade and other payables

18. Trade and other payables

Group’s trade and other payables as of June 30, 2021 and 2020 were as follows:

	June 30, 2021	June 30, 2020
Trade payables	1,029	28,114
Advances from sales, leases and services	3,013	3,976
Construction obligations	-	611
Accrued invoices	859	659
Deferred income	-	213
Total trade payables	4,901	33,573
Dividends payable to non-controlling interest	-	336
Taxes payable	683	239
Other payables	906	13,677
Total other payables	1,589	14,252
Total trade and other payables	6,490	47,825
Non-current	1,387	3,258
Current	5,103	44,567
Total	6,490	47,825

The fair value of payables approximates their respective carrying amounts because, due to their short-term nature, the effect of discounting is not considered significant. Fair values are based on discounted cash flows (Level 3).